United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 14 , 2004



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           Delaware                     1-10521                 95-2568550
---------------------------------   --------------------    --------------------
(State or other jurisdiction of      (Commission file          (IRS employer
        incorporation)                   number)             identification no.)

City National Center
400 North Roxbury Drive, Beverly Hills, California              90210
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      (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code          (310) 888-6000
                                                        -----------------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)

Items 9 and 12.   REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND
FINANCIAL CONDITION

         On January 14, 2004, City National Corporation issued a press release reporting its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K. The information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933 as amended, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CITY NATIONAL CORPORATION
January 14, 2004                        /s/   Frank P. Pekny
                                        ---------------------------
                                        Frank P. Pekny
                                        Executive Vice President and
                                        Chief Financial Officer/Treasurer
                                        (Authorized Officer and
                                        Principal Financial Officer)


                                  EXHIBIT INDEX

Exhibit Number           Description

         99.1 Press Release of City National Corporation reporting financial results and earnings for the quarter and year ended December 31, 2003.